Supplement dated October 14, 2022
to the following initial summary prospectus(es):
J.P. Morgan Multi-Asset Choice and J.P. Morgan Multi-Asset Choice New York dated May 1, 2022
This supplement updates certain information contained in your initial summary prospectus. Please read and retain this supplement for future reference.
Effective on November 1, 2022, the following underlying mutual funds are added as investment options under the contract.
•
Prudential Series Fund – PSF PGIM High Yield Bond Portfolio: Class I
•
Prudential Series Fund – PSF PGIM Total Return Bond Portfolio: Class I
Accordingly, Appendix: Underlying Mutual Funds Available Under the Contract is amended to add the following:
Type	Underlying Mutual Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 year	5 year	10 year
Fixed Income	Prudential Series Fund - PSF PGIM High Yield Bond Portfolio: Class I Investment Advisor: PGIM Investments LLC Sub-Advisor: PGIM Fixed Income and PGIM Limited	0.57%*	7.93%	7.44%	7.42%
Fixed Income	Prudential Series Fund - PSF PGIM Total Return Bond Portfolio: Class I Investment Advisor: PGIM Investments LLC Sub-Advisor: PGIM Fixed Income and PGIM Limited	0.42%	-0.76%	4.98%	4.68%
*
This underlying mutual fund’s current expenses reflect a temporary fee reduction.
ISP-0680